UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2016 (November 9, 2016)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

As previously announced, on October 3, 2016, Criteo Corp. ("Parent"), a wholly owned subsidiary of Criteo S.A. (the "Company"), entered into an Agreement and Plan of Merger Agreement (the "Merger Agreement") with TBL Holdings, Inc., a wholly-owned subsidiary of Parent ("Merger Sub"), HookLogic, Inc. ("HookLogic") and Fortis Advisors LLC, solely in its capacity as the Stockholder Agent, to acquire all of the issued and outstanding capital stock of HookLogic (the "Merger").

On November 9, 2016, the Merger was completed. As a result of the Merger, Merger Sub merged with and into HookLogic, resulting in HookLogic becoming a wholly-owned subsidiary of Parent. In accordance with the Merger Agreement, Parent paid an aggregate purchase price of $250 million, subject to working capital, net debt and other closing adjustments. A portion of the merger consideration will be held in escrow pursuant to escrow agreements entered into at the closing of the Merger.

HookLogic is a privately held company, headquartered in New York, New York, that has developed a performance marketing exchange connecting retail e-commerce sites with consumer brand manufacturers via sponsored product ads.

The description of the terms of the Merger Agreement is qualified in its entirety by reference to the copy of such Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure.

On November 10, 2016, the Company issued a press release announcing the completion of the acquisition of HookLogic. A copy of the Company's press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The applicable financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The applicable pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description
2.1
Merger Agreement, dated as of October 3, 2016, by and among Criteo Corp., TBL Holdings, Inc., HookLogic, Inc. and Fortis Advisors LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, as filed with the SEC on October 4, 2016).

99.1	Press release dated November 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: November 10, 2016	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Merger Agreement, dated as of October 3, 2016, by and among Criteo Corp., TBL Holdings, Inc., HookLogic, Inc. and Fortis Advisors LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, as filed with the SEC on October 4, 2016).

99.1	Press release dated November 10, 2016.